LEASE AMENDMENT #3

Lease Extend. 12/31/13

THIS THIRD LEASE AMENDMENT (this "Amendment") is made as of the 14 day of May 2002 between **FAIRFAX BOCA '92, L.P.**, a Georgia limited partnership ("Landlord") and **MEDICAL STAFFING NETWORK, INC.**, a Delaware corporation ("Tenant");

WITNESSETH: That;

WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement dated November 22, 1999, whereby Tenant leases from Landlord certain premises located on the first (1st) floor of Pod E, 901 Yamato Road, Boca Raton, Florida, 33431, which was previously amended by Lease Amendment #1 on July 31, 2001 and again by Lease Amendment #2 on March 20, 2002 relating to all the premises (the "Premises") located at 901 Yamato Road, Boca Raton, Florida, 33431, as shown on the attached Exhibits "A" and "B".

IN ACCORDANCE WITH Lease Amendment #2, whereby Tenant expanded its Premises to include the second (2nd) floor of Pod D and now leases from Landlord 42,500 RSF, Landlord and Tenant agree to amend the Lease in certain particulars.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the above premises, the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. *Definitions*. Terms not otherwise defined herein and which are defined in the Lease shall have the meanings given them therein.

2. *Lease Amendment*. The Lease is hereby amended as follows:

2.1 Landlord agrees to provide an allowance of $250,000.00 for Tenant to utilize toward the design/construction of improvements on the second floor of Pod D (the Expansion Premises as defined in Lease Amendment #2 containing 27,500 RSF).

2.2 Such allowance will be provided in the form of rental abatement and cash from the Landlord. Landlord agrees to abate the Base Rent and Operating Expenses on the Expansion Premises containing 27,500 RSF for the months of June 2002 ($32,313.00); July 2002 ($46,589.00); August 2002 ($46,589.00); September 2002 ($46,589.00); October 2002 ($46,589.00) for a total rental abatement value of $218,669.00. Landlord agrees to provide an additional $31,331.00 in the form of cash, which will be used toward the aforementioned improvements.

2.3 Such cash payment will be made once the general contractor has provided final lien waivers for the job.

2.4 The Expiration Date of the Lease, as defined in the Lease, is hereby extended to December 31, 2013.

2.5 All other terms and conditions remain the same.

WITNESS:

____

____

TENANT:

MEDICAL STAFFING NETWORK, INC.

By: ______________________

Title: CEO

Date: 5.14.2002

WITNESS:

____

____

LANDLORD:

FAIRFAX BOCA `92, L.P., a Georgia limited partnership

By: Fairfax Properties, Inc. – Its General Partner

By: T. Gordy Germany – Its President

____

Date: 5.14.02

20020508.msn lease amd 3